 Rule 497(e)
Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – December

Innovator S&P 500 Power Buffer ETF™ – December

Innovator S&P 500 Ultra Buffer ETF™ – December

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated December 1, 2019

November 23, 2020

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on November 30, 2020, and each Fund will commence a new outcome period that will begin on December 1, 2020 and end on November 30, 2021. Each Fund’s Cap will not be determined until the start of the new outcome period on December 1, 2020. As of November 20, 2020, the expected range of each Fund’s Cap is set forth below.

Rule 497(e)
Registration Nos. 333-146827 and 811-22135

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – December	BDEC	16.02% – 18.73% (15.23% – 17.94% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – December	PDEC	9.83% – 12.17% (9.04% – 11.38% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – December	UDEC	6.31% – 8.34% (5.52% – 7.55% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference